Supplement dated February 2, 2009
To
Davis New York Venture Fund
Davis Research Fund
Statements of Additional Information
dated December 1, 2008
And
Davis Global Fund
Davis International Fund
Statements of Additional Information
dated February 29, 2008
This filing supplements the disclosure in the section entitled “Directors and Officers” in the Statements of Additional Information listed above.
As of December 31, 2008 Jerry Geist retired and Andrew Davis resigned from Davis New York Venture Fund, Inc. board of directors. As of January 1, 2009 the board of directors for Davis New York Venture Fund, Inc. consisted of:

Jeremy Biggs, Chair	Marc Blum
Christopher Davis	John Gates
Thomas Gayner	G. Bernard Hamilton
Samuel Iapalucci	Robert Morgenthau
Christian Sonne	Marsha Williams
Andrew Davis continues to serves as a vice president of Davis New York Venture Fund, Inc.